Exhibit 99.1

Breakthrough Antibodies for Obesity and Cardiometabolic Diseases Corporate Presentation August 2025

Certain statements in this presentation constitute "forward -looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward -looking statements. These forward - looking statements are based upon current estimates and includes statements regarding near term catalysts. While iBio, Inc., a Delaware corporation (including its consolidated subsidiaries, “iBio,” the “Company,” “we,” “us” or “our”) believes these forward -looking statements are reasonable, undue reliance should not be placed on any such forward - looking statements, which are based on information available to us on the date of this presentation. These forward -looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward -looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to attain license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its Nasdaq Stock Market listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward -looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. Forward looking statements 2

Revolution Sparked a New Era in Obesity Treatment Evolution Will Define Its Future Incretin Class Agonists Have Revolutionized Obesity Treatment >10% of American adults have taken a GLP-11 Interventional weight loss previously only achievable via surgery Attention is Shifting to Therapies That Build on That Foundation Durability of weight loss Lean mass preservation and fat-specific weight loss Improved tolerability and convenience 1. KFF Health Tracking Poll May 2024: The Public’s Use and Views of GLP-1 Drugs, KFF, May 10, 2025 3

“For every 1 kg weight lost… 0.32 kg lean tissue was lost and for every 1 kg weight regained…, only 0.08 kg lean tissue was regained”1 1. Beavers et al (2011), Am J Clin Nutr. 94:767-74 2. Johnson et al (2017), J Bone Miner Res. 32(11):2278-2287 4 The GLP-1 Revolution Unlocked Possibility — We Aim to Drive the Evolution GLP-1 Treatment start GLP-1 Treatment stop Follow up Obesity + Cardiovascular Complication Risk “Compared to (control) group, the [weight loss/regain] group had a statistically significant 39% increased risk of a frailty fracture”2 Healthy Weight

5 iBio’s Strategy to Redefine Obesity Care with Next-Generation Antibody Therapies Address Challenges With Current GLP-1 Drugs • Muscle mass loss • Side effects leading to discontinuation • Inconvenient dosing frequency • Room for high quality weight loss Focus on Highly Validated Targets • Preserve and build muscle mass • Fat-specific weight reduction • Targeting both sides of the equation, calorie intake and energy expenditure iBio’s Platform Fuels a Potential High-Value Pipeline • Tackling complex, hard to drug targets • Optimizing function and developability simultaneously • Rapidly optimizing multi-specifics

Next Generation Antibodies for Obesity Targeting Key Gaps in Current Care Corporate Highlights Lead Programs IBIO-610: Activin E antibody Myostatin x Activin A: Bispecific Antibody Pipeline 3 early-stage high novelty programs and 2 partnered programs Discovery to development candidate in as little as 7 months AI engine delivers precisely targeted antibodies with promising developability IBIO-600: Long-acting myostatin antibody Anticipated Near Term Catalysts* 6 Myostatin x Activin A IND equivalent filing expected in 1H 2027 IBIO-610 IND equivalent filing expected in 2026 IBIO-610 Phase 1 expected to be initiated in 1H 2027 * Financing Dependent

iBio's Strategy in Motion: Advancing Next-Gen Treatments Beyond First-Gen Obesity Drugs

Program	Potential Indications	Early Discovery	Late Discovery	Lead Optimization	IND-Enabling	Anticipated Near-Term Catalysts
IBIO-610 Activin-E	Obesity					*IND equivalent filing expected in 2026; Phase 1 expected to be initiated in 1H 2027*
Myostatin x Activin A	PH-HFpEF Obesity					*NHP data expected 1H 2026; IND equivalent filing expected 1H 2027*
IBIO-600 Long-Acting Anti-Myostatin	SMA* Sarcopenia Other muscle-loss disorders Obesity					*IND equivalent filing expected in 2026*
Amylin Receptor	Obesity					*Partnered with* ASTRALBIO
Target 4	Obesity					



Programs are in-licensed from AstralBio, Inc

*Spinal Muscular Atrophy

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IBIO-610 Anti-Activin E Antibody

IBIO-610 Targets Activin E to Potentially Drive Targeted Fat Loss and Maintain Weight Reduction After GLP-1 Discontinuation

Why We Target Activin E

- Activin E is a Hepatokine, produced in the liver and a member of the TGFβ family
- Activin E and its receptor are highly genetically validated[1,2]
- Genetic loss of function decreases adiposity and risk for Diabetes / Cardiovascular Disease (CVD)[1,2]
- **2 RNA targeting molecules provide preclinical pharmacological validation**
- Challenge to produce active recombinant Activin E until recently has proven to be extremely difficult for antibody discovery


Activin E
ACVR1C
Increased Adipocyte Size
Weight Gain
Increased Risk
Obesity, CVD, T2D
Anti-Activin E antibody
Activin E
ACVR1C
Decreased Adipocyte Size
Weight loss
Reduced Risk for CVD, T2D

1. Akbari, P. et al. Multiancestry exome sequencing reveals INHBE mutations associated with favorable fat distribution and protection from diabetes. Nat Commun **13**, 4844 (2022).
2. Deaton, A. M. et al. Rare loss of function variants in the hepatokine gene INHBE protect from abdominal obesity. Nat Commun **13**, 4319 (2022).
Type 2 Diabetes (T2D)

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IBIO-610 as a Potential First-in-Class Antibody Targeting Activin E

Potential Class-Leading Pathway Targeting	Antagonist antibody offers potential for **greater Activin E inhibition** than siRNA-based knockdown approaches
Dual Mechanism	Weight loss observed in pre-clinical studies with **no impact on lean mass**
Synergistic to GLP-1 Receptor Agonists	**Synergistic weight loss** with appetite reducing drugs like GLP-1 or Amylin observed in pre-clinical studies
Weight Lowering and Maintenance Therapy	**Stand-alone** weight loss intervention and weight loss maintenance post GLP-1 or Amylin treatment
Enhanced Manufacturability	Optimized for **high expression** and **stability**, enabling efficient production within a mature, globally scalable antibody manufacturing infrastructure

10

Target Protein Binding Assay Reporter Cell Line Functional Assay Primary Human Adipocyte Assay Data on file 11 IBIO-610 Exhibited High-Affinity Binding and Potent Inhibition of Activin E Signaling in Engineered and Primary Human Fat Cells 0.001 0.01 0.1 1 10 100 0 2000 4000 6000 mAb (nM) RLU Isotype Cnt IBIO-610 No treatment IC50 = 158 pM 1 10 100 1000 0 10 20 30 40 IBIO-610 (nM) % pSmad2+ cells No treatment Activin E only Activin E + IBIO-610 IC50 = 44 nM

*Non-responder outlier mice removed, IBIO-610 mouse surrogate used. 10 mg/kg, BIW dosing. DIO mice Data on file 12 IBIO-610 Observed to Induce Fat-Selective Weight Loss in Diet-Induced Obese Mice 0 7 14 21 28 -15 -10 -5 0 5 Day Body Weight % Change Baseline and Vehicle Corrected PBS IBIO-610 -8.9% *** *** *** *** **** p<0.0001 p<0.005 *** **** Baseline Week 4 0 5 10 15 20 Fat Mass (g) * p<0.05 * +0.4% -26% PBS IBIO-610 Weight Loss = 8.9% Fat Loss = 26% No Lean Mass Loss Baseline Week 4 0 5 10 15 20 25 Lean Mass (g) * p<0.05 +3.0% +3.5% PBS IBIO-610 Study Design Week -16 High-fat diet induction Week -7 DEXA Day 1 DEXA Day 14 DEXA Day 28 Randomization and baseline 4 weeks treatment | Antibodies 2x week

Data on file IBIO-610 mouse surrogate used, 10 mg/kg, BIW dosing. Semaglutide dosed QD at 10 nmol/kg. 13 IBIO-610 Synergizes with GLP-1 Through a Distinct, Non-Appetite-Based Mechanism Synergistic Weight Loss No Additional Appetite Suppression Visceral Fat Reduction Study Design Week -16 High-fat diet induction Week -7 DEXA Day 1 DEXA Day 14 DEXA Day 28 Randomization and baseline 4 weeks treatment | Semaglutide daily | Antibodies 2x week 0 7 14 21 28 -50 -40 -30 -20 -10 0 Day Body Weight % Change Baseline and Vehicle Corrected PBS Sema IBIO-610+Sema -27.8% -35.3% p<0.0001 vs. PBS p<0.005 vs. PBS p<0.01 vs. Sema **** *** ** **** ** **** ** **** **** ** **** ** **** ** ** **** ** **** **** **** **** **** **** **** PBS Sema IBIO-610+Sema 0 1 2 3 Food Intake (g) Average, per mouse, weeks 1-4 PBS Sema IBIO-610+Sema 0 500 1000 1500 2000 Visceral Fat (mg) Epididymal -58% -69%

Data on file 14 IBIO-610 Observed to Prevent Weight Regain Following GLP-1 Treatment in Obese Mice Significant Prevention of Weight Regain Fat-Specific Effect Study Design 0 5 10 15 20 25 30 35 75 80 85 90 95 100 105 Day of Treatment Body Weight (%) Baseline and Vehicle Corrected PBS Sema=>PBS Sema=>IBIO-610 IBIO-610 Initiation ns *** ** * p<0.05 compared to Sema=>PBS p<0.005 compared to PBS PBS Sema => PBS Sema => IBIO-610 0 2 4 6 8 Combined Fat mWAT+iWAT+eWAT mass (g) ✱✱✱ ✱✱✱ PBS Sema => PBS Sema => IBIO-610 0.00 0.05 0.10 0.15 0.20 0.25 Quadriceps (Muscle) mass (g) PBS Sema => PBS Sema => IBIO-610 0 1 2 3 4 Liver mass (g) Vehicle Semaglutide Semaglutide 30 DIO mice PBS only Sema => PBS Sema => IBIO-610 Day 1 Sema cessation Day 14 IBIO-610 Start day 11 Day 14 Vehicle Vehicle IBIO-610 Day 15 Day 35 Necropsy (adipose, muscle, liver assessment)

The Next Wave of iBio Innovation Early Pre-Clinical Programs

16 Combined Myostatin and Activin A Antagonism Synergistic Effect on Muscle Growth and Potential Treatment for Pulmonary Hypertension (PH) in Heart Failure With Preserved Ejection Fraction (HFpEF) We are developing bispecific co-inhibitors of Myostatin and Activin A designed to enhance muscle growth and improve quality of weight loss during and after treatment with incretin drugs Why Myostatin & Activin A Myostatin and Activin A are key negative regulators of muscle mass Both are members of the TGFβ superfamily Activin A mechanism is pharmacologically validated1, 2 Combined Activin A and Myostatin inhibition, causes more pronounced muscle growth3 Myostatin and Activin A inhibition are believed to be key features for treating PH-HFpEF4 1.Villanueva, J. et al. Am J Cardiovasc Drugs (2024) 2.US20220119514A1, Regeneron corporate slides 3.Latres, E. et al. Nat Commun 8, 15153 (2017) 4. 1. Lan, Z., Lv, Z., Zuo, W. & Xiao, Y. From bench to bedside: The promise of sotatercept in hematologic disorders. Biomedicine & Pharmacotherapy 165, 115239 (2023) Binding of Myostatin and Activin A to cells leads to muscle atrophy Simultaneous blocking of Myostatin and Activin A leads to muscle growth

Data on file 17 iBio’s Myostatin and Activin A Bi-Specific Targets Both Key Negative Muscle Regulators, Synergistically Increasing Muscle Mass Increased muscle fusion index in human muscle stem cells is a surrogate of muscle growth Negative control (Myostatin + Activin A) without antibody Myostatin + Activin A with Activin A Antibody Myostatin + Activin A with Myostatin Antibody Myostatin + Activin A with Myostatin x Activin A Bi-Specific Only a Myostatin x Activin A bi-specific antibody fully blocks both muscle growth suppressors, enabling optimal growth, while single-target antibodies fall short In Vitro Data

1.Aronne, L.,et al.Progressive Reduction in Body Weight aft Treatment w/ Amylin Analog Pramlintide in Obese Subjects:A Phase 2, Randomized, Placebo-Controlled, Dose-Escalation Study. J Clin Endo Metab 92(8)(2007) 2. Ghosh, R.,Ghosh, S.,& Das, A.Understanding mechanism amylin aggregation:From identifying crucial segments-tracing dominant sequential events- modeling potential aggregation suppressors. Biochim Biophys Acta – Prot Proteomics 1871(1) (2023) 18 Harnessing Amylin Biology with Precision Targeting: iBio’s Engineered Antibody Agonist Approach Why We Target Amylin Selective amylin receptor agonists (SARA) (rather than DACRAs*) have potential as a more precisely targeted obesity intervention • Validated metabolic hormone that promotes satiety, slows gastric emptying, and reduces postprandial glucose excursions • Clinical studies with amylin analogs confirm efficacy in weight loss, but peptide-based approaches may be sub-optimal (dosing, tolerability, manufacturability)1,2 • Amylin receptor-selective antibody agonists could provide a differentiated profile, with potential for longer duration of action and reduced side effects alone or in combination therapy DACRA* 3. J Gingell, J. et al. An allosteric role for receptor activity-modifying proteins in defining GPCR pharmacology. Cell Discov 2, 16012 (2016). *Dual Amylin and Calcitonin Receptor Agonists Calcitonin Receptor Amylin Receptor 1 Amylin Receptor 2 Amylin Receptor 3 SARA

IBIO-600 Long-Acting Anti-Myostatin Antibody

1. Schuelke M. (2004). New England Journal of Medicine 350(2682–2688). 2. Deng, B. (2017). Nutrition and Metabolism, 14(29). 20 Strengthening the Weight Loss Journey: Myostatin Inhibition to Preserve Muscle Mass We are developing Myostatin inhibitors to potentially preserve and increase muscle mass, complementary to current treatments Why We Target Myostatin • Incretin drugs reduce caloric intake, causing weight loss in both fat and muscle • Myostatin is a highly validated key negative regulator of muscle mass1 • Inhibition of Myostatin function observed to drive significant muscle growth with a generally positive safety profile in some third-party studies • Beyond its effects on muscle, Myostatin plays a role in the regulation of total body fat mass2 Binding of Myostatin to cells leads to muscle atrophy Blocking of Myostatin leads to muscle growth

21 IBIO-600: A Differentiated Long Acting Anti-Myostatin Program Potential best-in-class PK based on allometric scaling and dosing regimen suggests 2-4x improved PK over competitors Improved Pharmacokinetics Dual myostatin and GDF11 blockade has potential for improved lean mass preservation and fat mass reduction Dual Mechanism Optimized for high expression and stability to enable efficient manufacturing process Enhanced Manufacturability High formulation concentration to lower injection volume Coformulation Optionality Convenience Potential administration potentially as infrequent as twice a year

IBIO-600 Enhances Muscle Differentiation in Human Myoblasts by Targeting the Two Growth Suppressors Myostatin and GDF11

The **human Myoblast differentiation** model is **highly predictive** of **muscle growth** in humans[1]

Baseline human myoblast differentiation (untreated)	Myostatin inhibits human myoblast differentiation	IBIO-600 blocks Myostatin and increases human myoblast differentiation



Untreated
+Myostatin
+Myostatin
+IBIO-600

IBIO-600 Increases Myoblast Differentiation



Myostatin
Myostatin only
IBIO-600
Fusion index
0.1
1
10
100
1000
IBIO-600 (nM)
GDF11
GDF11 only
IBIO-600
Fusion index
0.1
1
10
100
1000
IBIO-600 (nM)

1. Francis, T., Soendenbroe, C., Lazarus, N. R., Mackey, A. L. & Harridge, S. D. R. Insights into human muscle biology from human primary skeletal muscle cell culture. J Muscle Res Cell Motil (2025) doi:10.1007/s10974-025-09696-w.
- Data on file

22

1. Linear elimination phase used to estimate half-life with simple linear model Data on file 23 IBIO-600 Fc Engineering Drives Extended Half-Life in Obese NHPs Dose t1/2 (days) 5 mg/kg, I.V. 52.4 IBIO-600 Fc Engineering Results in Enhanced FcRn Binding Clone Fc Fold increase over standard IgG IBIO-600 FAB Standard IgG4 1.0 IBIO-600 Engineered IgG4 16.5 IBIO-600 Observed to Have Extended Half-Life in NHPs 12 Week Pharmacokinetics Data1 0 20 40 60 80 10 100 1000 Days Serum mAb (ug/mL) IBIO-600 Study Details: • Obese, aged NHPs • Monthly DEXA scan for body composition • Periodic PK sampling Study Design: • N=3 per group • 5mg/kg single I.V. dose t1/2 = 52.4

24 IBIO-600 Dose Modeling From Human Muscle Cells and Monkey PK Suggests Low Dose Requirements to Block Myostatin for Extended Durations IBIO-600 Blocked the Effect of Myostatin on Human Muscle Cells IC90 (90% inhibition level) = 1.2 ug/mL (7.97 nM) 0 20 40 60 80 10 100 1000 Days Serum mAb (ug/mL) IBIO-600 30 μg/mL At 5 mg/kg Dose, IBIO-600 Achieved >90% Myostatin Inhibition for 8 Weeks IC90 in muscle (1.2 ug/mL) translates to 30 ug/ml plasma levels assuming mAb Muscle/Plasma Ratio ~4% Data on file

Data on File 25 Allometric Scaling Predicts Potentially Extended Half-Life for IBIO-600, Enabling Infrequent Dosing and Prolonged Myostatin Inhibition Y=2.49x+17 0 10 20 30 0 20 40 60 80 100 Allometric scaling YTE and LS mAb only NHP t1/2 (days) Human t1/2 (days) Dose NHP t1/2 (actual) Human t1/2 (predicted)1,2 5 mg/kg, I.V. 52.4 74-147 days Measured NHP and Expected Human Half-Life of IBIO-600 Allometric Scaling Model for Half-Life Extended Antibodies1 Generic allometric scaling model for antibodies2 T1/2Human= T1/2NHP x Human Body Weight NHP Body Weight 0.15 1. Haraya, K. & Tachibana, T. Translational Approach for Predicting Human Pharmacokinetics of Engineered Therapeutic Monoclonal Antibodies with Increased FcRn-Binding Mutations. BioDrugs 37, 99–108 (2023). 2. Nakamura, G. et al. Predicting Method for the Human Plasma Concentration–Time Profile of a Monoclonal Antibody from the Half-life of Non-human Primates. Biological and Pharmaceutical Bulletin 43, 823–830 (2020).

Data on file 26 PK Modeling Suggests IBIO-600 Can Be Dosed Twice-Yearly, Quarterly, or Co-Formulated With Weekly GLP-1s Twice Per Year Dosing (4 x 2 mL s.c.) 0 200 400 600 800 0 50 100 150 200 Day after first dose Serum (ug/mL) Single Dose Twice a Year Dosing IC90 in muscle 0 200 400 600 800 0 50 100 Day after first dose Serum (ug/mL) Single Dose Weekly Dosing IC90 in muscle Weekly + 2mL Load Modeling Assumptions: 150 mg/mL formulation T1/2 = 90 days Bioavailability = 70% Quarterly Dosing (2 x 2 mL s.c. or 1 x 2 mL s.c. + 2 mL loading dose) 0 200 400 600 800 0 50 100 150 Day after first dose Serum (ug/mL) Single Dose Q3M (4 mL) IC90 in muscle Q3M (2mL + 2mL load) Co-Dosing With Weekly GLP-1 (1 x 0.167 mL s.c. injections)

ROI (gluteal and thigh region) DEXA Data on file 27 Single Clinically Relevant Low Dose of IBIO-600 Observed to Drive Sustained Muscle Gain and Fat Loss in Aged, Obese Non-Human Primates Percent Increase in Lean Mass Weeks post dose 0 5 10 15 Change in lean mass (%, from baseline) 4 8 12 -20 -10 0 10 Change in fat mass (%, from baseline) 4 8 12 Weeks post dose Percent Decrease in Fat Mass Single 5 mg/kg Dose Single 5 mg/kg Dose

Technology Stack

Toward Any Epitope on Any Drug Target AI Epitope Engineering and Antibody Optimization Engines unlock challenging target classes • Multi-layer technology platform addresses multiple challenges in Ab discovery • Patented Epitope Steering technology • Single-step Ab StableHu x Mammalian Display • Masked (ShieldTx®) Antibodies • T-cell engager panel (EngageTx ) iBio’s Discovery Engine iBio’s Proprietary AI Technology Platform We use our Tech Stack to generate new IP against hard-to-drug targets – from idea to Development Candidate in 7 months • Selectively targets functional epitopes • Epitopes with complex modes of action • Unlocks novel target classes • Accelerates discovery of Ab against validated targets AI-guided precision hits that are epitope class agnostic • Gen AI creates mammalian display libraries with phage-like diversity • Single-shot multidimensional lead optimization • Compatible with multi-specific antibody formats • Antibody format agnostic Generative AI meets mammalian display: Ab optimization in 3 weeks 29

30 Engineered Epitopes Have the Potential to be Tailor-Made Solutions to Target Any Epitope

31 Mammalian Display Enables Rapid Whole Molecule Optimization Input library of diverse sequences, formats, masks, and linkers Multi-dimensional cell sorting selects for high expression, positive on target binding, and negative off-target binding

Corporate Summary

33 A Leadership Team with Deep Industry Experience Deep expertise in cardiometabolic disorders Marc Banjak CLO Martin Brenner, DVM, Ph.D. CEO & CSO Kristi Sarno Senior VP BD Felipe Duran CFO

Executive Summary Corporate Highlights Differentiated Pipeline Aiming to Solve for the Challenges of today’s GLP1’s Focus on increased quality of weight loss (IBIO-610, Myostatin x Activin A) Developability (IBIO-610) Patented AI-Driven Discovery Tech Stack Advance a highly developable pre-clinical pipeline Designed to solve high-value, hard-to-drug targets Financial Highlights $8.8M in cash and restricted cash and cash equivalents as of June 30, 2025 ~19.7M shares outstanding as of August 11, 2025 34